SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2002

STONE CONTAINER CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-3439	36-2041256
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	150 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60601 (Zip Code)

(312) 346-6600
(Registrant's telephone number, including area code)

                              N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

        Stone Container Corporation, a wholly-owned subsidiary of Smurfit-Stone Container Corporation, issued a press release on June 18, 2002 announcing that it has obtained signed commitments to amend and restate its existing bank credit agreements to, among other things, provide up to $1.3 billion of new term loan facilities. For information regarding the transaction, reference is made to the press release dated June 18, 2002, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

  (a)
  None.

  (b)
  None.

  (c)
  Exhibits:

  99.1
  Press Release dated June 18, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE CONTAINER CORPORATION
Dated: June 19, 2002	By:	/s/ CRAIG A. HUNT
	Name:	Craig A. Hunt
	Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 18, 2002.